                                                                    EXHIBIT 10.3


                              THE PMI GROUP, INC.





                     STOCK PLAN FOR NON-EMPLOYEE DIRECTORS



                   Amended and Restated as of July 23, 1998

                               TABLE OF CONTENTS

                                                                                             Page
SECTION 1  PURPOSE..........................................................................  1
    1.1    Purpose of the Plan..............................................................  1
SECTION 2  DEFINITIONS......................................................................  1
SECTION 3  ADMINISTRATION...................................................................  2
    3.1    The Committee....................................................................  2
    3.2    Authority of the Committee.......................................................  2
    3.3    Decisions Binding................................................................  3
SECTION 4  SHARES SUBJECT TO THE PLAN.......................................................  3
    4.1    Number of Shares.................................................................  3
    4.2    Lapsed Awards....................................................................  3
    4.3    Adjustments in Awards and Authorized Shares......................................  3
SECTION 5  STOCK OPTIONS....................................................................  3
    5.1    Granting of Options..............................................................  3
    5.2    Terms of Options.................................................................  4
    5.3    Payment..........................................................................  4
    5.4    Deferral of Option Proceeds......................................................  5
    5.5    Options are not Incentive Stock Options..........................................  6
SECTION 6  RESTRICTED STOCK.................................................................  6
    6.1    Grant of Restricted Stock to Directors Serving on the 1996 Grant Date............  6
    6.2    Grant of Restricted Stock for Directors first elected after the 1996 Grant Date..  6
    6.3    Restricted Stock Escrow..........................................................  6
    6.4    Voting and other Rights..........................................................  7
    6.5    Cash Payment for Income Taxes....................................................  7
SECTION 7  MISCELLANEOUS....................................................................  7
    7.1    No Effect on Service.............................................................  7
    7.2    Indemnification..................................................................  7
    7.3    Successors.......................................................................  7
    7.4    Beneficiary Designations.........................................................  7
    7.5    Nontransferability of Awards.....................................................  8
    7.6    No Rights as Stockholder.........................................................  8

                               TABLE OF CONTENTS
                                  (CONTINUED)


                                                                                             Page
    7.7    Withholding Requirements.........................................................  8
SECTION 8  AMENDMENT, TERMINATION, AND DURATION.............................................  8
    8.1    Amendment or Termination.........................................................  8
    8.2    Duration of the Plan.............................................................  8
SECTION 9  LEGAL CONSTRUCTION...............................................................  8
    9.1    Gender and Number................................................................  8
    9.2    Severability.....................................................................  8
    9.3    Requirements of Law..............................................................  8
    9.4    Compliance with Rule 16b-3.......................................................  9
    9.5    Governing Law....................................................................  9
    9.6    Captions.........................................................................  9


                              THE PMI GROUP, INC.
                     STOCK PLAN FOR NON-EMPLOYEE DIRECTORS


     THE PMI GROUP, INC., hereby amends and restates The PMI Group, Inc. Stock Plan for Non-Employee Directors, as of July 23, 1998.

                                   SECTION 1
                                    PURPOSE

     1.1  Purpose of the Plan.  The Plan is intended to closely align the
          -------------------
interests of the Non-Employee Directors with the interests of the Company's stockholders. This is achieved by making a significant portion of Non-Employee Director compensation directly related to the total return performance of the Shares. The Plan also is intended to encourage Share ownership on the part of Non-Employee Directors.

                                   SECTION 2
                                  DEFINITIONS


     The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

     2.1 "Award" means, individually or collectively, a grant under the Plan of Options, Restricted Stock, or cash.

     2.2  "Board" means the Board of Directors of the Company.

     2.3 "Committee" means the committee appointed pursuant to Section 3.1 to administer the Plan.

     2.4 "Company" means The PMI Group, Inc., a Delaware corporation, or any successor thereto.

     2.5  "Director" means any individual who is a member of the Board.

     2.6 "Disability" means a permanent and total disability, as determined by the Committee (in its discretion) in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.

     2.7 "Exercise Price" means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

     2.8 "Fair Market Value" means the arithmetic mean of the highest and lowest per share selling prices of the Shares, as quoted in the New York Stock Exchange Composite Transactions Index for the date in question.

     2.9 "Grant Date" means, with respect to 1996 and each subsequent calendar year, the first business day in June of each such year. For example, for 1996, the Grant Date is June 3,

1996 (i.e., the first business day in June 1996). With respect to a particular Award, "Grant Date" means the particular Grant Date on which the Award was granted. Notwithstanding the preceding, a Non-Employee Director who is first elected or appointed on other than the first business day in June, shall have an initial Grant Date coincident with the date of their commencement of service on the Board.

     2.10 "Non-Employee Director" means a Director who is an employee of neither the Company nor of any Subsidiary.

     2.11  "Option" means an option to purchase Shares granted pursuant to
Section 5.

     2.12 "Option Agreement" means the written agreement setting forth the terms and provisions applicable to each Option granted under the Plan.

     2.13 "Participant" means a Non-Employee Director who has an outstanding Award.

     2.14 "Plan" means The PMI Group, Inc. Stock Plan for Non-Employee Directors, as set forth in this instrument and as hereafter amended from time to time.

     2.15  "Restricted Stock" means an Award of Shares granted pursuant to
Section 6.

     2.16 "Shares" means the shares of the Company's common stock, $0.01 par value.

     2.17 "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     2.18 "Termination of Service" means a cessation of the Participant's service on the Board for any reason.

                                   SECTION 3
                                 ADMINISTRATION

     3.1  The Committee.  The Plan shall be administered by the Committee.  The
          -------------
Committee shall consist of one or more Directors who shall be appointed by, and serve at the pleasure of, the Company's Chief Executive Officer. The Committee shall be comprised solely of a Director or Directors who are not eligible to receive Awards under the Plan.

     3.2  Authority of the Committee.  It shall be the duty of the Committee to
          --------------------------
administer the Plan in accordance with the Plan's provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to
(a) interpret the Plan and the Awards, (b) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, (c) interpret, amend or revoke any such rules, and (d) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Non-Employee Directors who are foreign nationals or employed outside of the United States.

     3.3  Decisions Binding.  All determinations and decisions made by the
          -----------------
Committee shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

                                   SECTION 4
                           SHARES SUBJECT TO THE PLAN

     4.1  Number of Shares.  Subject to adjustment as provided in Section 4.3,
          ----------------
the total number of Shares available for grant under the Plan shall not exceed 100,000. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares.

     4.2  Lapsed Awards.  If an Award terminates or expires for any reason, any
          -------------
Shares subject to such Award again shall be available to be the subject of an Award.

     4.3  Adjustments in Awards and Authorized Shares.  In the event of any
          -------------------------------------------
merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares which may be delivered under the Plan, and the number, class, and Exercise Price of Shares subject to outstanding Awards and future grants, in such manner as the Committee (in its sole discretion) shall determine to be appropriate to prevent the dilution or diminution of such Awards. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

                                   SECTION 5
                                 STOCK OPTIONS

     5.1  Granting of Options.
          -------------------

          5.1.1  Directors serving on the 1996 Grant Date.  Each Non-Employee
                 ----------------------------------------
Director who is such on the 1996 Grant Date, automatically shall receive, as of the 1996 Grant Date only, an Option to purchase 3,000 Shares. Each Non-Employee who has received an Option pursuant to the preceding sentence also automatically shall receive, as of each subsequent Grant Date, an Option to purchase 1,500 Shares, provided that the individual shall receive an Option on any such Grant Date only if he or she both (a) is a Non-Employee Director on the Grant Date, and (b) has served as a Non-Employee Director for the entire period since the last Grant Date.

          5.1.2  Directors first elected or appointed after the 1996 Grant Date.
                 --------------------------------------------------------------
Each Non-Employee Director who first becomes such after the 1996 Grant Date, automatically shall receive on his or her initial Grant Date only (a) an Option to purchase 1,500 Shares, plus (b) an option to purchase up to an additional 1,500 Shares (prorated based on the number of full months of service which remain until the next Grant Date). A Director joining the Board on or before the 15th day of the month will receive credit for service for the full month. Each such Non-Employee Director also shall automatically receive, as of each subsequent Grant Date, an Option to purchase 1,500 Shares annually, provided that the individual shall receive an Option on any such Grant Date only if he or she both (y) is a Non-Employee Director on the Grant Date, and (z) has served as a Non-Employee Director for the entire period since the last Grant Date.

     5.2  Terms of Options.
          ----------------

          5.2.1  Option Agreement.  Each Option granted pursuant to this Section
                 ----------------
5 shall be evidenced by a written Option Agreement (satisfactory to the Committee) which shall be executed by the Optionee and the Company.

          5.2.2  Exercise Price.  The Exercise Price for the Shares subject to
                 --------------
each Option shall be 100% of the Fair Market Value of such Shares on the applicable Grant Date.

          5.2.3  Exercisability.
                 --------------
          (a) Each Option granted to a Non-Employee Director in his or her initial year of Board service pursuant to Sections 5.1.2(a) and
                 (b) (e.g. up to 3,000 shares) shall become exercisable in three equal annual installments, commencing on the first anniversary of the applicable Grant Date;

          (b) For each Non-Employee Director who automatically receives, as of each subsequent Grant Date, an Option to purchase 1,500 Shares annually, any such outstanding Option, and such awards granted on or after July 23, 1998 shall become exercisable as to 100% of the Shares subject to such Option in full on the first anniversary of the applicable Grant Date.

Notwithstanding the foregoing, with respect to any outstanding Option, and awards granted on or after May 21, 1998, upon a Non-Employee Director's death, disability, retirement, resignation or non-reelection to the Board of Directors, all unvested options held by such person shall immediately become exercisable. However, except as specifically set forth above, if a Participant incurs a Termination of Service prior to his or her Option(s) becoming fully exercisable, the Option(s) (or portions thereof) which are not exercisable on the date of Termination of Service shall immediately expire.

          5.2.4  Expiration of Options.  Subject to the last sentence of Section
                 ---------------------
5.2.3, each Option shall terminate upon the first to occur of the following events:

          (a)    The expiration of ten (10) years from the applicable Grant
                 Date;

          (b) The expiration of three (3) months from the date of the Participant's Termination of Service prior to age 70 for any reason other than the Participant's death or Disability, provided that the Committee, in its discretion, may extend such three-month period to a maximum of the ten (10) years;

          (c) The expiration of two (2) years from the date of the Participant's Termination of Service by reason of Disability, or

          (d) The expiration of five (5) years from the date of the Participant's Termination of Service at or after age 70 for any reason other than the Participant's death or Disability.

          5.2.5  Death of Director.  Notwithstanding Section 5.2.4, if a
                 -----------------
Director dies prior to the expiration of his or her Option(s) in accordance with
Section 5.2.4, his or her Option(s) which are exercisable on the date of his or her death shall terminate two (2) years after the date of death.

     5.3  Payment.  Options shall be exercised by the Participant's delivery of
          -------
a written notice of exercise (satisfactory to the Committee) to the Company in care of VP Human Resources Department, with a copy to General Counsel, Legal Department, 601 Montgomery Street, San Francisco, California 94111, or at such other address as Company may hereafter designate in writing, setting forth the number of Shares with respect to which the Option is to be exercised, and accompanied by full payment for the Shares. Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant's designated broker), Share certificates (which may be in book-entry form) representing such Shares.

     5.4  Deferral of Option Proceeds.
          ---------------------------

     (a) Notwithstanding anything herein to the contrary, a Participant granted an Option hereunder who is eligible to defer income under the Company's Directors' Deferred Compensation Plan may elect, at the discretion of, and in accordance with rules which may be established by, the Committee, to defer delivery of the proceeds of exercise of an Option which is exercised by means of an exchange of Shares as described in Section 5.4(a)(ii) or (iii), provided, in either such case, that Shares tendered or applied in exercise of such Option shall have been held by the Participant for at least six months prior to such exercise. A Participant's election as provided in the preceding sentence shall be irrevocable. Notwithstanding any other provision of this Section 5.4, a deferral election made by a Participant hereunder shall be void and shall not be given effect unless (i) the Participant's deferral election is made at least six full calendar months prior to the calendar month in which the option otherwise would expire, (ii) the Participant's deferral election is made at least six full calendar months prior to the calendar month in which the option is exercised, and (iii) the Participant is serving as a Non-Employee Director on the date of exercise of the Option. For purposes of either or both of clauses (i) or (ii) of the preceding sentence, rules established by the Committee may require an election earlier than the six calendar month period described therein. Upon exercise of an Option to which a deferral election applies, the Shares covered by such exercise shall not be issued or transferred to the Participant, and instead, a number of Stock Units, as defined below, equal to the number of Shares covered by such exercise and in respect of which the Participant has made a deferral election, shall be credited to an account in the name of the Participant on the books and records of the Company (a "Deferred Option Compensation Account") at the date of exercise. A separate Deferred Option Compensation Account shall be maintained with respect to each effective deferral election.

     (b) For purposes of this Section 5.4, a "Stock Unit" is a bookkeeping entry initially representing an amount equivalent to the fair market value of one Share. Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Committee. Settlement of Stock Units shall be made by issuance of Shares on such date or dates or upon the occurrence of such event or events as the Committee may authorize the Participant to designate at the time a deferral election is made hereunder, provided, however, that in no event shall settlement occur more than 60 days after a Participant's Termination of Service for any reason. The number of Shares to be so distributed may be increased by dividend equivalents, which may be valued as if reinvested in Shares. Until a Stock Unit is settled, the number of Shares represented by a Stock Unit shall be subject to adjustment pursuant to
Section 4.3.

     (c) Participants have the status of general unsecured creditors of the Company with respect to their Deferred Option Compensation Accounts, and such accounts constitute a mere promise by the Company to make payments with respect thereto.

     (d) A Participant's right to benefit payments with respect to the Deferred Option Compensation Accounts may not be anticipated, alienated, sold, transferred, assigned, pledged, encumbered, attached or garnished by creditors of the Participant or the Participant's beneficiary and any attempt to do so shall be void and shall not be given effect.

     (e) To the extent determined by the Committee, any amount deferred under this Section 5.4, and any Deferred Option Compensation Account, may be treated and held as a portion of the Company's Officer Deferred Compensation Plan, in which event the provisions of said plan shall govern the operation and administration of deferred amounts hereunder and Deferred Option Compensation Accounts, to the extent not inconsistent with the provisions of this Section 5.4.

     5.5  Options are not Incentive Stock Options.  Options are not intended to
          ---------------------------------------
be incentive stock options within the meaning of Section 422 of the Code.


                                   SECTION 6
                                RESTRICTED STOCK

     6.1  Grant of Restricted Stock to Directors Serving on the 1996 Grant Date.
          ---------------------------------------------------------------------
Each Non-Employee Director who is such on a Grant Date, automatically shall receive, as of such Grant Date, an Award of 300 Shares of Restricted Stock. Notwithstanding the preceding, the number of Shares granted to any Non-Employee Director on any Grant Date shall be reduced if and as necessary so that the Fair Market Value of the Shares does not exceed $30,000 on the Grant Date.

     6.2  Grant of Restricted Stock for Directors first elected after the 1996
          --------------------------------------------------------------------
Grant Date.  Each Non-Employee Director who first becomes such after the 1996
----------
Grant Date, automatically shall receive on his or her initial Grant Date only
(a) an Award of 25 Shares of Restricted Stock for each full month of service on the Board until the next Grant Date and, (b) as of each subsequent Grant Date on which the Non-Employee Director is such, an Award of 300 Shares of Restricted Stock. Notwithstanding the preceding, the number of Shares granted to any Non-Employee Director on any Grant Date shall be reduced if and as necessary so that the Fair Market Value of the Shares does not exceed $30,000 on the Grant Date.
A Director joining the Board on or before the 15th day of the month will receive credit for service for the full month.

     6.3  Restricted Stock Escrow.  For purposes of compliance with Section 9.4,
          -----------------------
Shares of Restricted Stock shall not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated by the Participant until six months after the applicable Grant Date. Unless the Committee determines otherwise, Shares of Restricted Stock shall be either (a) held by the Company as escrow agent until such six-month period expires, or (b) affixed with an appropriate legend restricting the sale, transfer, pledge, assignment, or other alienation or hypothecation of such Shares by the Participant until expiration of the six month period.

     6.4  Voting and other Rights.  After Shares of Restricted Stock have been
          -----------------------
granted, the Participant may exercise full voting rights with respect to such Shares. A Participant shall be entitled to receive all dividends and other distributions paid with respect to such Shares. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability that are provided in Section 6.2.

     6.5  Cash Payment for Income Taxes.  As soon as practicable after each
          -----------------------------
Grant Date, the Company shall pay to each Non-Employee Director, in cash or its equivalent, an amount equal to the expected increase in his or her federal, state and local income tax liability due to the Shares granted to the Participant on such Grant Date. The formula for determining each such cash payment shall be adopted by the Committee (in its discretion) from time to time, but in each case shall assume that the maximum prevailing income tax rates apply to the Participant.

                                   SECTION 7
                                 MISCELLANEOUS

     7.1  No Effect on Service.  Nothing in the Plan shall (a) create any
          --------------------
obligation on the part of the Board to nominate any Participant for reelection by the Company's stockholders, or (b) interfere with or limit in any way the right of the Company to terminate any Participant's service.

     7.2  Indemnification.  Each person who is or shall have been a member of
          ---------------
the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Option Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

     7.3  Successors.  All obligations of the Company under the Plan shall be
          ----------
binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

     7.4  Beneficiary Designations.  If permitted by the Committee, a
          ------------------------
Participant may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of the Plan and of the applicable Option Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.

     7.5  Nontransferability of Awards.  No Award granted under the Plan may be
          ----------------------------
sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 7.4. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant. Notwithstanding the foregoing, the Participant may, to the extent provided in the Plan and in a manner specified by the Committee, transfer an Option by bona fide gift and not for any consideration, to a member of the Participant's immediate family or to a trust for the exclusive benefit of the Participant and/or a member or members of the Participant's immediate family.

     7.6  No Rights as Stockholder.  Except to the limited extent provided in
          ------------------------
Section 6.4, no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant, beneficiary or Company (as escrow agent).

     7.7  Withholding Requirements.  Prior to the delivery of any Shares or cash
          ------------------------
pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

                                   SECTION 8

                      AMENDMENT, TERMINATION, AND DURATION

     8.1  Amendment or Termination.  The Board, in its sole discretion, may
          ------------------------
amend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension, or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant.

     8.2  Duration of the Plan.  The Plan shall commence on the date specified
          --------------------
herein, and subject to Section 8.1 (regarding the Board's right to amend or terminate the Plan), shall remain in effect thereafter.

                                   SECTION 9
                               LEGAL CONSTRUCTION

     9.1  Gender and Number.  Except where otherwise indicated by the context,
          -----------------
any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     9.2  Severability.  In the event any provision of the Plan shall be held
          ------------
illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     9.3  Requirements of Law.  The granting of Awards and the issuance of
          -------------------
Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     9.4  Compliance with Rule 16b-3.  For the purpose of ensuring that
          --------------------------
transactions under the Plan do not subject Participants to liability under
Section 16(b) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the 1934 Act, and any future regulation amending, supplementing or superseding such regulation. To the extent any provision of the Plan, Option Agreement or action by the Committee or a Participant fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     9.5  Governing Law.  The Plan and all Option Agreements shall be construed
          -------------
in accordance with and governed by the laws of the State of California without giving effect to any choice or conflict of law provision or rule (whether of the State of California or otherwise) which would cause the application of the laws of any jurisdiction other than the State of California.

     9.6  Captions  .  Captions provided herein are for convenience only, and
          --------
shall not serve as a basis for interpretation or construction of the Plan.

                                   EXECUTION


     IN WITNESS WHEREOF, The PMI Group, Inc., by its duly authorized officer, has executed the Plan on the date indicated below.


                                    THE PMI GROUP, INC.



          Dated: July 28, 1998      By: /s/ CHARLES BROWN
                 -------               -------------------
                                    Title:  AVP/HR